EXHIBIT 32



  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
     OFFICER PURSUANT TO 18 W.S.C. SECTION 1350 AS ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Koala International Wireless Inc. for the three months ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Koala International Wireless Inc.


                By: /s/ Bradley Wilson
                   --------------------------------------
                Name:   Bradley Wilson

                Title:  Chief Executive Officer and
                        principal Financial  Officer

                Date:   June 14, 2004